UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2022

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4309 Hacienda Dr., Suite 150 Pleasanton,CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2022, Healthcare Triangle Inc. (the “Company”) consummated the closing of a private placement (the “Private Placement”) of 3,930,000 shares of its common stock (the “Shares”), a Pre-Funded Warrant (the “Pre-Funded Warrant”) to purchase up to an aggregate of 2,167,561 shares of the Company’s common stock (the “Warrant Shares”) and Preferred Investment Options (the “Preferred Investment Options”) to purchase up to an aggregate of 6,097,561 shares of common stock (the “PIO Shares” and together with the Shares, Pre-Funded Warrant and the Warrant Shares, the “Securities”) pursuant to the terms and conditions of the Securities Purchase Agreement, dated as of July 10, 2022 (the “Purchase Agreement”), between the Company and a single purchaser (the “Purchaser”). The Purchaser paid $1.066 for each Share and associated Preferred Investment Option and $1.0659 for each Pre-Funded Warrant and associated Preferred Investment Option. The Purchaser also received the Preferred Investment Options. The aggregate gross proceeds to the Company from the Private Placement were approximately $6,500,000 (the “Subscription Price”), before deducting placement agent fees and other offering expenses. H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as the exclusive placement agent for the Private Placement. Pursuant to the Letter of Engagement (the “LOE”) dated as of June 10, 2022, between the Company and the Placement Agent, the Company has agreed to pay Wainwright an aggregate fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities in the Private Placement as well as a management fee equal to 1.0% of the gross proceeds received by the Company from the sale of the Securities in the Private Placement. In addition, the Company has agreed to issue the Placement Agent, or its designees, Placement Agent Preferred Investment Options (the “PA Preferred Investment Options”) to purchase up to an aggregate of 426,829 shares of the Company’s common stock. The Company has also paid Wainwright $85,000 for non-accountable expenses. Pursuant to a Registration Rights Agreement, dated as of July 10, 2022 (the “Registration Rights Agreement”) between the Company and the Purchaser, the Company has agreed to register all of the Securities.

Pre-Funded Warrant

The Pre-Funded Warrant has an exercise price of $0.0001 per share, are exercisable on or after July 13, 2022 and are exercisable until the Pre-Funded Warrants are exercised in full.

The foregoing summary of the Pre-Funded Warrant is qualified in its entirety by reference to the Pre-Funded Warrant, which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Preferred Investment Options

The Preferred Investment Options are exercisable at any time on or after January 13, 2023 at an exercise price of $1.066 per share, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings, pro rata distributions and a Fundamental Transaction (as defined in the Preferred Investment Options), and terminate on July 13, 2027. If, at the time of exercise of the Preferred Investment Options, there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the shares issuable pursuant to the exercise of Preferred Investment Options, the Preferred Investment Options may be exercised, in whole or in part, by means of a cashless exercise, in which the holder is entitled to receive a number of shares of common stock to be determined by a formula contained in the Preferred Investment Options. No fractional shares or scrip representing fractional shares may be issued upon the exercise of the Preferred Investment Options.

The foregoing summary of the Preferred Investment Options is qualified in its entirety by reference to the Preferred Investment Options, which is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Securities Purchase Agreement

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and Purchaser and customary closing conditions, indemnification rights, and other obligations of the parties. Under the Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Securities for working capital purposes and to not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any common stock or Common Stock Equivalents (as defined in the Purchase Agreement), (c) for the settlement of any outstanding litigation, or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The Purchase Agreement is governed by the laws of the State of New York.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the form of Purchase Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Registration Rights Agreement

The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission (the “SEC”) no later than the 30th calendar day following the date of the Registration Rights Agreement and have the registration statement declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than the 60th calendar day following July 10, 2022 or, in the event of a “full review” by the SEC, the 75th day following July 10, 2022.

If the Company fails to company to meet certain obligations under the Registration Rights Agreement with respect to the filing or effectiveness of a registration statement, the Company will be obligated to pay to the Purchaser liquidated damages of, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages, on a monthly basis, equal to 2.0% of the Subscription Price.

Subject to certain exceptions, neither the Company nor any of its security holders (other than the Purchaser in such capacity pursuant thereto) may include the securities of the Company in any registration statements other than the Securities. The Company may not file any other registration statements until all Securities are registered pursuant to a registration statement that is declared effective by the SEC, provided that the Company may file amendments to registration statements filed prior to the date of the Registration Rights Agreement so long as no new securities are registered on any such existing registration statements.

All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Securities are sold pursuant to a registration statement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed herewith as Exhibit 10.4 and is incorporated by reference herein.

The Private Placement

The Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements. The issuance and sale of the Securities are made in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder. No form of general solicitation or general advertising was conducted in connection with the issuance. The Securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC.

The Purchaser in the Private Placement was required to represent that, at the time of the closing, it was an accredited investor as defined in Rule 501(a) under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act. Under the PA Preferred Investment Option, the Company granted Investment Options that are exercisable at any time on or after January 13, 2023 to purchase up to an aggregate of 426,829 shares of common stock at an exercise price of $1.3325 per share of common stock of the Company, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings and a Fundamental Transaction (as defined in the Preferred Investment Option).The PA Preferred Investment Option was granted by the Company as a part of the compensation for services by the Placement Agent in connection with the Private Placement. If, at any time at the time of exercise of the PA Preferred Investment Option, there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the shares issuable pursuant to the exercise of the PA Investment Option, the PA Investment Option may be exercised by means of a cashless exercise, in which the holder is entitled to receive a number of shares of common stock to be determined by a formula contained in the PA Preferred Investment Option. No fractional shares or scrip representing fractional shares may be issued upon the exercise of the PA Preferred Investment Option.

The foregoing summary of the PA Preferred Investment Options is qualified in its entirety by reference to the form of PA Preferred Investment Option, which is filed herewith as Exhibit 10.5 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Securities and the PA Preferred Investment Option is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On July 11, 2022, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 13, 2022, the Company issued a press release announcing the closing of its Private Placement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Form of Securities Purchase Agreement, dated as of July 10, 2022, by and between the Company and the Purchaser.
10.2	Pre-Funded Warrant, dated as of July 13, 2022, by and between the Company and the Purchaser.
10.3	Preferred Investment Option, dated as of July 13, 2022, by and between the Company and the Purchaser.
10.4	Form of Registration Rights Agreement, dated as of July 10, 2022, by and between the Company and the Purchaser.
10.5	Form of Placement Agent Preferred Investment Option, dated July 13, 2022.
99.1	Press Release, dated July 11, 2022.
99.2	Press Release, dated July 13, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: July 13, 2022	By: /s/ Suresh Venkatachari
Name: Suresh Venkatachari
Title: Chief Executive Officer

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